SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                     FORM 8-K
                                  CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934

                                MARCH 30, 1996
                      _________________________________
                      (Date of earliest event reported)

                            U.S. HEALTHCARE, INC.
          ______________________________________________________
            (Exact name of Registrant as specified in its charter)

         PENNSYLVANIA            0-11531                 23-2229683
         ______________     _____________________     __________________
          (State of          (Commission File No.)     (IRS Employer
          Incorporation)                              Identification No.)

                980 JOLLY ROAD, BLUE BELL, PENNSYLVANIA, 19422
        ____________________________________________________________
        (Address of principal executive offices, including zip code)

                                (215) 628-4800
             ____________________________________________________
             (Registrant's telephone number, including area code)

                                NOT APPLICABLE
       _____________________________________________________________
       (Former name or former address, if changed since last report)


          ITEM 5.   OTHER EVENTS.

                    On March 30, 1996, U.S. Healthcare, Inc. (the "Company"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with Aetna Life and Casualty Company ("Aetna"), Butterfly, Inc. ("Parent"), a Connecticut corporation owned 50% by Aetna and 50% by the Company, New Merger Corporation ("U.S. Healthcare Sub"), a wholly-owned subsidiary of Parent, and Antelope Sub, Inc. ("Aetna Sub"), a wholly-owned subsidiary of Parent, pursuant to which (x) U.S. Healthcare Sub will merge with and into the Company, with the Company surviving as a wholly-owned subsidiary of Parent (the "U.S. Healthcare Merger"), and (y) Aetna Sub will merge with and into Aetna, with Aetna surviving as a wholly-owned subsidiary of Parent (the "Aetna Merger," and together with the U.S. Healthcare Merger, the "Mergers"). As a result of the Mergers, each of the Company and Aetna will be wholly-owned subsidiaries of a newly formed holding company. A copy of the Merger Agreement is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

                    Pursuant to the U.S. Healthcare Merger and the Merger Agreement, each share of Common Stock, par value $.005 per share, of the Company (the "Company Common Stock") and each share of Class B Stock, par value $.005 per share, of Company (the "Company Class B Stock," and together with the Company Common Stock, the "Company Stock") outstanding immediately prior to the date of the Mergers (the "Merger Date") shall (except for shares of Company Stock held by the Company as treasury stock or owned by Aetna or any subsidiary of Aetna immediately prior to the Merger Date and as otherwise provided for in the Merger Agreement and as to which dissenters rights have been exercised in accordance with and subject to the provisions of Pennsylvania law) be converted into the right to receive (a) $34.20 in cash without interest, (b)
          0.2246 shares of Parent Common Capital Stock (the "Parent Common Stock"), and (c) 0.0749 shares of Class C Non-Voting Preferred Stock of Parent.

                    Pursuant to the Aetna Merger and the Merger
          Agreement, each share of common capital stock, without par value, of Aetna (the "Aetna Stock") outstanding immediately prior to the Merger Date (except for shares of Aetna Stock held by Aetna as treasury stock or owned by the Company or any subsidiary of the Company immediately prior to the Merger Date and except for shares of Aetna Stock as to which dissenters rights have been exercised in accordance with and subject to the provisions of Connecticut law) will be converted into the right to receive one share of Parent Common Stock.

                    In addition, on March 30, 1996, Aetna Life
          Insurance Company, Aetna Life Insurance and Annuity Company and Leonard Abramson, Chairman of the Company ("Shareholder"), entered into a Voting Agreement (the "Voting Agreement") pursuant to which Shareholder agreed, among other things, to vote all of his Class B Stock of the Company, representing approximately 83.8% of the voting power of the outstanding capital stock of the Company, in favor of the U.S. Healthcare Merger and the Merger Agreement and against any competing proposal for the Company with respect to a merger or similar business combination. A copy of the Voting Agreement is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

                    Also on March 30, 1996, Parent and Shareholder entered into a Registration Rights Agreement (the
          "Registration Rights Agreement").  A copy of the
          Registration Rights Agreement is attached hereto as
          Exhibit 99.3 and is incorporated herein by reference.

                    Also on March 30, 1996, Parent and Shareholder entered into an agreement (the "Agreement"). A copy of the Agreement is attached hereto as Exhibit 99.4 and is incorporated herein by reference.

                    In connection with the Merger Agreement and the transactions contemplated thereby, on March 30, 1996, six senior executives of the Company, Joseph Sebastianelli, Michael Cardillo, David Simon, James Dickerson, Arthur Leibowitz and Timothy Nolan each entered into a five-year employment agreement with the Company (the "Executive Employment Agreements"). Forms of such Executive Employment Agreements are attached hereto as Exhibit 99.5, Exhibit 99.6, Exhibit 99.7, Exhibit 99.8, Exhibit 99.9, and Exhibit 99.10, respectively, and such Employment Agreements are incorporated herein by reference.

                    On April 1, 1996, the Company and Aetna issued a joint press release announcing, among other things, the execution of the Merger Agreement. A copy of such press release is filed as Exhibit 99.11 hereto and is incorporated herein by reference.

          ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
                    INFORMATION AND EXHIBITS.

          (a)  FINANCIAL STATEMENTS OF THE BUSINESSES ACQUIRED.

               Not Applicable.

          (b)  PRO FORMA FINANCIAL INFORMATION.

               Not Applicable.

          (c)  EXHIBITS:

          EX. NO.        DESCRIPTION

          99.1 Agreement and Plan of Merger, dated as of March 30, 1996, by and among U.S.
                         Healthcare, Inc., Aetna Life and Casualty
                         Company, Butterfly, Inc., New Merger
                         Corporation and Antelope Sub, Inc.

          99.2           Voting Agreement, dated as of
                         March 30, 1996, by and between Aetna Life and Casualty Company and Leonard Abramson.

          99.3 Registration Rights Agreement, dated as of March 30, 1996, by and between Aetna Life and Casualty Company and Leonard Abramson.

          99.4 Agreement, dated as of March 30, 1996, by and between Butterfly, Inc. and Leonard Abramson.

          99.5 Form of Employment Agreement, dated as of March 30, 1996, by and between U.S.
                         Healthcare, Inc. and John Sebastianelli.

          99.6 Form of Employment Agreement, dated as of March 30, 1996, by and between U.S.
                         Healthcare, Inc. and Michael Cardillo.

          99.7 Form of Employment Agreement, dated as of March 30, 1996, by and between U.S.
                         Healthcare, Inc. and David Simon.

          99.8 Form of Employment Agreement, dated as of March 30, 1996, by and between U.S.
                         Healthcare, Inc. and James Dickerson.

          99.9 Form of Employment Agreement, dated as of March 30, 1996, by and between U.S.
                         Healthcare, Inc. and Arthur Leibowitz.

          99.10 Form of Employment Agreement, dated as of March 30, 1996, by and between U.S.
                         Healthcare, Inc. and Timothy Nolan.

          99.11          Text of Press Release issued by U.S.
                         Healthcare, Inc. and Aetna Life and
                         Casualty Company on April 1, 1996.


                                  SIGNATURE

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          Dated:  April 2, 1996

                                   U.S. HEALTHCARE, INC.

                                   By:  /s/ James H. Dickerson
                                        ----------------------
                                        James H. Dickerson
                                        Chief Financial Officer


                                EXHIBIT INDEX

          EX. NO.        DESCRIPTION

          99.1 Agreement and Plan of Merger, dated as of March 30, 1996, by and among U.S.
                         Healthcare, Inc., Aetna Life and Casualty
                         Company, Butterfly, Inc., New Merger
                         Corporation and Antelope Sub, Inc.

          99.2           Voting Agreement, dated as of
                         March 30, 1996, by and between Aetna Life and Casualty Company and Leonard Abramson.

          99.3 Registration Rights Agreement, dated as of March 30, 1996, by and between Aetna Life and Casualty Company and Leonard Abramson.

          99.4 Agreement, dated as of March 30, 1996, by and between Butterfly, Inc. and Leonard Abramson.

          99.5 Form of Employment Agreement, dated as of March 30, 1996, by and between U.S.
                         Healthcare, Inc. and John Sebastianelli.

          99.6 Form of Employment Agreement, dated as of March 30, 1996, by and between U.S.
                         Healthcare, Inc. and Michael Cardillo.

          99.7 Form of Employment Agreement, dated as of March 30, 1996, by and between U.S.
                         Healthcare, Inc. and David Simon.

          99.8 Form of Employment Agreement, dated as of March 30, 1996, by and between U.S.
                         Healthcare, Inc. and James Dickerson.

          99.9 Form of Employment Agreement, dated as of March 30, 1996, by and between U.S.
                         Healthcare, Inc. and Arthur Leibowitz.

          99.10 Form of Employment Agreement, dated as of March 30, 1996, by and between U.S.
                         Healthcare, Inc. and Timothy Nolan.

          99.11          Text of Press Release issued by U.S.
                         Healthcare, Inc. and Aetna Life and
                         Casualty Company on April 1, 1996.